UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FORWARD LOOKING STATEMENTS: This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the merger, are more fully discussed in the definitive proxy statement/prospectus that is included in the Registration Statement on Form S-4 that NEE has filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. ADDITIONAL INFORMATION AND WHERE TO FIND IT: In connection with the proposed transaction between NEE and HEI, NEE filed with the SEC a registration statement on Form S-4 that includes a definitive proxy statement of HEI and that also constitutes a prospectus of NEE. The registration statement was declared effective by the SEC on March 26, 2015. HEI first mailed the definitive proxy statement/prospectus to its shareholders on March 30, 2015. NEE and HEI may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www. investor.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com. This ad is not paid for by customers. The proposed transaction is subject to approvals. A more affordable clean energy future for Hawai‘i – that’s what Hawaiian Electric, which includes Maui Electric and Hawai‘i Electric Light, will deliver as part of the NextEra Energy family. NextEra Energy’s utility, one of the largest in the nation, has a disciplined, customer-first approach which has resulted in residential bills that are approximately 25% lower than the national average and leading service reliability to customers of 99.98%. The two companies have announced that Hawaiian Electric customers will benefit from approximately $60 million in cumulative savings as well as NextEra Energy’s commitment to not file for a general base rate increase for at least four years. Together, Hawaiian Electric and NextEra Energy will deliver significant value and savings to customers. Saving our customers millions on their electric bills. That’s the power of this partnership. For more information, visit ForHawaiisFuture.com

This ad is not paid for by customers. The proposed transaction is subject to approvals. A more affordable clean energy future for Hawai‘i – that’s what Hawaiian Electric, which includes Maui Electric and Hawai‘i Electric Light, will deliver as part of the NextEra Energy family. NextEra Energy supports Hawaiian Electric’s goal to provide more than 65% of its energy from renewable energy resources, including rooftop solar. NextEra Energy brings all the necessary resources and capabilities of a renewable energy leader – from solar to wind and battery storage. NextEra Energy’s utility has developed, built and operates one of the nation’s most modern grid networks. Together, NextEra Energy and Hawaiian Electric will help accelerate a new energy future in Hawai‘i. Strengthening and accelerating Hawai‘i’s clean energy future. That’s the power of this partnership. For more information, visit ForHawaiisFuture.com FORWARD LOOKING STATEMENTS: This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more diffi cult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the merger, are more fully discussed in the definitive proxy statement/prospectus that is included in the Registration Statement on Form S-4 that NEE has filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. ADDITIONAL INFORMATION AND WHERE TO FIND IT: In connection with the proposed transaction between NEE and HEI, NEE filed with the SEC a registration statement on Form S-4 that includes a definitive proxy statement of HEI and that also constitutes a prospectus of NEE. The registration statement was declared effective by the SEC on March 26, 2015. HEI first mailed the definitive proxy statement/prospectus to its shareholders on March 30, 2015. NEE and HEI may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www. investor.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com.

FORWARD LOOKING STATEMENTS: This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more diffi cult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the merger, are more fully discussed in the definitive proxy statement/prospectus that is included in the Registration Statement on Form S-4 that NEE has filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. ADDITIONAL INFORMATION AND WHERE TO FIND IT: In connection with the proposed transaction between NEE and HEI, NEE filed with the SEC a registration statement on Form S-4 that includes a definitive proxy statement of HEI and that also constitutes a prospectus of NEE. The registration statement was declared effective by the SEC on March 26, 2015. HEI first mailed the definitive proxy statement/prospectus to its shareholders on March 30, 2015. NEE and HEI may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www. investor.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com. This ad is not paid for by customers. The proposed transaction is subject to approvals. A more affordable clean energy future for Hawai‘i – that’s what Hawaiian Electric, which includes Maui Electric and Hawai‘i Electric Light, will deliver as part of the NextEra Energy family. Hawaiian Electric is committed to serving and giving back to our communities through volunteerism, grants, donations, scholarships, and an employee matching gift program. NextEra Energy has been recognized among the top 10 companies worldwide for community responsibility and innovativeness in Fortune’s 2015 list of “World’s Most Admired Companies” and as a 2015 World’s Most Ethical Company® by the Ethisphere Institute. NextEra Energy has pledged to maintaining Hawaiian Electric’s overall current level of corporate giving, and together, both companies are committed to giving back to our communities and protecting our environment. Why partner with a company that is one of the most recognized for social responsibility? Because NextEra Energy shares our values for protecting the environment and supporting local communities. For more information, visit ForHawaiisFuture.com